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EXHIBIT 10.14.2

AMENDMENT NO. 2 TO CREDIT AGREEMENT

        This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment") is entered into as of November 23, 2004 by and among SAMSONITE CORPORATION, a Delaware corporation ("U.S. Borrower"), SAMSONITE EUROPE N.V., a Belgian corporation ("European Borrower") (U.S. Borrower and European Borrower are sometimes collectively referred to herein as the "Borrowers" and each individually as a "Borrower"), the other Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Agent and as North American Collateral Agent, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in Annex A to the Credit Agreement (as hereinafter defined).

R E C I T A L S:

        WHEREAS, Borrowers, the other Credit Parties, the Agent, the North American Collateral Agent, the Fronting Lender, the European Agent and the Lenders entered into that certain Credit Agreement dated as of July 31, 2003 (as amended, supplemented, restated or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"); and

        WHEREAS, Borrowers have requested that the Agent and the Requisite Lenders amend certain provisions of the Credit Agreement.

        NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1    Amendments.    The Credit Agreement is hereby amended as follows:

          (a)   Section 6.8 of the Credit Agreement is amended by amending and restating clause (g) thereof to read in its entirety as follows:

    "(g) the sale and leaseback (or a transfer by U.S. Borrower to the Denver SPE) of the Denver Real Estate or any portion thereof, in each case, on terms and pursuant to documentation (including, without limitation, a landlord's waiver and consent from the lessor of the Denver Real Estate) reasonably acceptable to the Agent (it being understood and agreed that the terms set forth on Annex A attached hereto are acceptable to the Agent)."

          (b)   Section 6.12 of the Credit Agreement is amended and restated in its entirety to read as follows:

    "6.12    Sale-Leasebacks.    Other than a sale leaseback of the Denver Real Estate to the extent permitted by Section 6.8(g), no Credit Party shall engage in any sale-leaseback, synthetic lease or similar transaction involving any of its assets."

          (c)   Section 1.3(b)(iii) of the Credit Agreement is amended by replacing the phrase "Sections 6.8(a), (b), (d), (e) and (f)" therein with the phrase "Sections 6.8(a), (b), (d), (e), (f) and (g)".

        2    Conditions to Effectiveness.    This Amendment shall be effective on the date on which this Amendment shall have been duly executed and delivered by the Borrowers, each other Credit Party party hereto, the Agent and the Requisite Lenders.

        3    Representations and Warranties.    In order to induce the Agent and the Lenders to enter into this Amendment, the Borrowers and each other Credit Party represents and warrants to the Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

          (a)   the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate and partnership action (and solely in the case of each Foreign Credit Party, such corporation and partnership action will have been ratified on or before December 31, 2004) and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

          (b)   upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby; and

          (c)   no Default or Event of Default exists or will result after giving effect to this Amendment and the transactions contemplated hereby.

        4    Miscellaneous.

          4.1    Effect; Ratification.

            (a)   Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (b)   The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

            (c)   Each Credit Party acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by the Agent and the Requisite Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate the Agent or the Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of the Agent or the Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

          4.2    Counterparts and Signatures by Fax.    This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

          4.3    Severability.    In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the

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  remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          4.4    Costs and Expenses.    Borrowers agree to reimburse the Agent for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

          4.5    Loan Document.    This Amendment shall be deemed to be a Loan Document.

          4.6    Reaffirmation.    Each of the Credit Parties signatory hereto as Guarantor hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof.

          4.7    GOVERNING LAW.    THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

<Signature Pages Follow>

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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS
SAMSONITE CORPORATION
By:	/s/ RICHARD H. WILEY
Print Name: Richard H. Wiley Title: Chief Financial Officer
SAMSONITE EUROPE N.V.
By:	/s/ RICHARD H. WILEY
Print Name: Richard H. Wiley Title: Director
AGENTS AND LENDERS
GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, North American Collateral Agent and a Lender
By:	/s/ CHRISTOPHER COX
Print Name: Christopher Cox Duly Authorized Signatory
KBC Bank NV as European Agent, Fronting Lender and a Lender
By:
Print Name: Title:
By:
Print Name: Title:

        The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

C.V. HOLDINGS, INC.
By:	/s/ RICHARD H. WILEY
Print Name: Richard H. Wiley Title: Secretary and Treasurer
SAMSONITE COMPANY STORES, INC.
By:	/s/ RICHARD H. WILEY
Print Name: Richard H. Wiley Title: Secretary and Treasurer
SC INTERNATIONAL HOLDINGS C.V.
By:	/s/ RICHARD H. WILEY
Print Name: Richard H. Wiley Title: Secretary and Treasurer
MCGREGOR II, LLC
By:	Samsonite Corporation, its Sole Member
By:	/s/ RICHARD H. WILEY
Print Name: Richard H. Wiley Title: CFO, Secretary and Treasurer
SC DENMARK APS
By:	/s/ RICHARD H. WILEY
Print Name: Richard H. Wiley Title: Manager

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AMENDMENT NO. 2 TO CREDIT AGREEMENT